UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2013

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2013, Hologic, Inc. (Hologic or the Company) retired $370 million in aggregate principal of the Company’s outstanding 2.00% Convertible Senior Notes due 2037 issued in 2007 (“2007 Notes”) in exchange for its issuance of $370 million in aggregate principal of new 2.00% Convertible Senior Notes due 2043 (“2013 Notes”) pursuant to separate, privately-negotiated exchange agreements with certain holders of the 2007 Notes.

The 2013 Notes were issued under an indenture dated December 10, 2007 between the Company and Wilmington Trust Company, as Trustee, as supplemented by a Fourth Supplemental Indenture entered into February 21, 2013 between the Company and the Trustee (the “Fourth Supplemental Indenture”).

The Company issued the 2013 Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. Shares of the Company’s common stock, into which the 2013 Notes are convertible, have been reserved for issuance by the Company and will be listed on the Nasdaq Global Select Market.

Descriptions of the 2013 Notes and the Fourth Supplemental Indenture are set forth in the Company’s Current Report on Form 8-K filed February 15, 2013 (the “Prior Report”) and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the Fourth Supplemental Indenture (which includes the form of the 2013 Notes), a copy of which is attached to this report as Exhibit 4.1 and is incorporated herein in its entirety by reference, and the form of exchange agreement, a copy of which was previously filed by the Company as Exhibit 10.1 to the Prior Report and is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fourth Supplemental Indenture between Hologic, Inc. and Wilmington Trust Company, as Trustee, dated February 21, 2013.

4.2	Form of 2.00% Convertible Senior Notes due 2043 (included in Exhibit 4.1).

10.1	Form of Exchange Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2013. The number set forth herein is the number of the exhibit in said report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013	HOLOGIC, INC.

	By:	/S/ MARK J. CASEY
Mark J. Casey
Chief Administrative Officer, Senior Vice President, General Counsel and Secretary